SCHEDULE 14A

INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

INDEVUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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INDEVUS PHARMACEUTICALS, INC.

One Ledgemont Center

99 Hayden Avenue

Lexington, Massachusetts 02421-7966

Notice of Annual Meeting of Stockholders

To be held March 9, 2005

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of Indevus Pharmaceuticals, Inc. (the “Company”) will be held on March 9, 2005, at 10:00 a.m. local time at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451. The Annual Meeting is called for the following purposes:

1.	To elect a board of seven directors;

2.	To approve the amendment of the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares thereunder;

3.	To approve the amendment of the Company’s 1995 Stock Purchase Plan, as amended to increase the number of shares available for purchase thereunder;

4.	To approve and ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company; and

5.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on January 21, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.

President, Chief Executive

Officer and Chairman

Dated: January 28, 2005

INDEVUS PHARMACEUTICALS, INC.

One Ledgemont Center

99 Hayden Avenue

Lexington, Massachusetts 02421-7966

(781) 861-8444

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 9, 2005, at 10:00 a.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Executive Vice President, Chief Financial Officer and Treasurer of the Company, at the Company’s above stated address. Attendance at the Annual Meeting will not have the effect of revoking the proxy unless such written notice is given or the stockholder votes by ballot at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give any voting instructions for a matter to be voted on, including without limitation, a vote “for”, “against”, “withheld”, or “abstain”, the shares represented by that proxy will be voted with respect to that matter by the Board of Directors in favor of the actions described in this Proxy Statement, including the election of the nominees set forth under the caption “Election of Directors,” to approve the amendment of the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares thereunder (the “Charter Amendment”), to approve the amendment of the Company’s 1995 Employee Stock Purchase Plan, as amended, to increase the number of shares available for purchase thereunder (the “1995 Plan Amendment”), and the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is February 4, 2005.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

PROXY STATEMENT

VOTING SECURITIES AND VOTING RIGHTS

Holders of shares of the Company’s common stock, par value $.001 per share (the “Shares”), and holders of shares of the Company’s Series B and Series C Preferred Stock, par value $.001 per share (the “Preferred Shares”), of record as of the close of business on January 21, 2005, are entitled to notice of, and to vote at, the Annual Meeting on all matters except that the holders of the Preferred Shares are not entitled to vote for the election of directors. Except as set forth in the preceding sentence, each outstanding Share is entitled to one vote upon all matters to be acted upon at the Annual Meeting. For purposes of voting at the Annual Meeting on all matters except the election of directors, the Preferred Shares are treated as converted into Shares.

Accordingly, on the record date there were issued and outstanding an aggregate of (i) 46,962,061 Shares, excluding 863,835 Shares held in the Company’s treasury, entitled to vote for the election of directors, and (ii) 47,584,283 Shares, giving effect to the right to vote 622,222 Shares held by the holder of the 244,425 Preferred Shares, voting as one class after conversion of such Preferred Shares, entitled to vote on all other matters (the “Post Conversion Shares”).

A majority of the outstanding Shares entitled to vote on any proposal and represented at the Annual Meeting in person or by proxy shall constitute a quorum. Assuming a quorum is present, (i) the affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors; and (ii) the affirmative vote of a majority of the Post Conversion Shares represented at the Annual Meeting and entitled to vote is necessary to approve the Charter Amendment, the 1995 Plan Amendment, and the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding Shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker “non-votes” are not counted for any purpose in determining whether a proposal has been approved, but abstentions are counted for the purpose of determining whether a proposal has been approved. Accordingly, an abstention from voting on the approval of the Charter Amendment, the 1995 Plan Amendment, or the ratification of the appointment of the independent registered public accounting firm has the same legal effect as a vote “against” such proposals.

Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their Shares.

PRINCIPAL STOCKHOLDERS

Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Shares or Preferred Shares, each director, each executive officer named under “Executive Compensation” and all directors and executive officers of the Company as a group based upon the number of outstanding Shares and Preferred Shares as of January 21, 2005.

Beneficial Holder	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Class of Stock Owned(16)
			Common
Glenn L. Cooper, M.D.	2,755,782	(2)	5.6%
Mark S. Butler	1,111,363	(3)	2.3%
Michael W. Rogers	1,498,147	(4)	3.1%
Bobby W. Sandage, Jr., Ph.D	1,376,369	(5)	2.9%
Noah Beerman	254,116	(6)	*
Harry J. Gray	196,188	(7)	*
Michael E. Hanson	—		*
Stephen C. McCluski	16,250	(8)	*
Cheryl P. Morley	16,250	(9)	*
Malcolm Morville, Ph.D.	115,188	(10)	*
David B. Sharrock	184,750	(11)	*
John H. Tucker	139,008	(12)	*

All directors and executive officers as a group (12 persons)	7,663,411	(13)	14.1%

AXA Financial, Inc. 1290 Avenue of the Americas New York, New York 10104	2,549,820	(14)	5.4%
			Preferred
Wyeth Five Giralda Farms Madison, New Jersey 07940	244,425	(15)	100%

*	Less than one percent.

(1)	Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (“S.E.C.”) and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein. Share amounts include options which are exercisable within sixty (60) days.

(2)	Includes (i) 175,000 Shares and (ii) 2,580,782 Shares issuable upon exercise of options exercisable within 60 days.

(3)	Includes (i) 3,547 Shares, (ii) 7,986 Shares owned by Mr. Butler’s children, and (iii) 1,099,830 Shares issuable upon exercise of options exercisable within 60 days.

(4)	Includes (i) 122,317 Shares and (ii) 1,375,830 Shares issuable upon exercise of options exercisable within 60 days.

(5)	Includes (i) 58,039 Shares and (ii) 1,318,330 Shares issuable upon exercise of options exercisable within 60 days.

(6)	Includes (i) 2,299 Shares and (ii) 251,817 Shares issuable upon exercise of options exercisable within 60 days.

(7)	Consists of 196,188 Shares issuable upon exercise of options exercisable within 60 days.

(8)	Consists of 16,250 Shares issuable upon exercise of options exercisable within 60 days.

(9)	Consists of 16,250 Shares issuable upon exercise of options exercisable within 60 days.

(10)	Includes (i) 13,000 Shares and (ii) 102,188 Shares issuable upon exercise of options exercisable within 60 days.

(11)	Includes (i) 5,000 Shares and (ii) 179,750 Shares issuable upon exercise of options exercisable within 60 days.

(12)	Includes (i) 988 Shares and (ii) 138,020 Shares issuable upon exercise of options exercisable within 60 days.

(13)	Includes (i) 388,176 Shares and (ii) 7,275,235 Shares issuable upon options exercisable within 60 days.

(14)	Based on information provided to the Company by AXA Financial, Inc. Alliance Capital Management L.P. and Advest, Inc. are subsidiaries of AXA Financial, Inc. Alliance Capital Management L.P. has sole voting power and sole dispositive power with respect to 2,548,620 Shares, while Advest, Inc. has shared voting power and shared dispositive power with respect to 1,200 Shares.

(15)	Represents Preferred Shares, which constitute all of the outstanding Preferred Shares, and which are convertible into 622,222 Shares, each entitled to one vote per Share, on a converted basis, on all matters except the election of directors.

(16)	All beneficial owners own Shares, with the exception of Wyeth which also owns 244,425 Preferred Shares (convertible into 622,222 Shares). The percent of class in this column is calculated as follows:

(a)	for beneficial owners of Shares, on the basis of 46,962,061 Shares outstanding, excluding 622,222 Shares issuable upon conversion of the Preferred Shares, representing the number of Shares outstanding and entitled to vote for the election of directors of the Company.

(b)	for beneficial owners of Preferred Shares, the percent of class is calculated on the basis of 244,425 Preferred Shares outstanding.

BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

THE BOARD OF DIRECTORS

The Board of Directors has seven current members. Directors are elected by the Company’s stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified. Officers of the Company are appointed by and serve at the discretion of the Board. The current members of the Board and the function of each committee of the Board are described below:

NAME	AGE	POSITIONS AND TENURE
Glenn L. Cooper, M.D.	52	President, Chief Executive Officer and Director since May 1993 and Chairman since January 2000
Harry J. Gray	85	Director since May 1993
Michael E. Hanson	57	Director since December 2004
Stephen C. McCluski	52	Director since June 2003
Cheryl P. Morley	50	Director since June 2003, Presiding Director since December 2004
Malcolm Morville, Ph.D.	59	Director since February 1993
David B. Sharrock	68	Director since February 1995

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held nine meetings during the fiscal year ended September 30, 2004 (“fiscal 2004”). During fiscal 2004, other than Mr. Hanson, who became a director in December 2004, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees thereof on which such director serves. All directors are requested to attend each annual meeting of the Company’s stockholders and all directors attended the 2004 Annual Meeting of Stockholders. The Board has determined that each of its non-employee members is independent within the meaning of the Nasdaq Stock Market, Inc. (“Nasdaq”) listing standards.

BOARD COMMITTEES

AUDIT

The Audit Committee consists of Mr. McCluski, the Chairman of the Committee, Ms. Morley and Mr. Hanson. Mr. McCluski and Ms. Morley are financial experts. The Board has determined that the members of the Audit Committee are “independent” as defined by the current listing standards of the Nasdaq. The Audit Committee met five times during fiscal 2004.

The Audit Committee assists the Board by overseeing the performance of the independent registered public accounting firm and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s other primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent registered public accounting firm and their compensation; (3) review and appraise the audit efforts of the Company’s independent registered public accounting firm; and (4) provide an open avenue of communication among the independent registered public accounting firm, the Company’s financial and senior management and the Board of Directors. The Audit Committee also pre-approves all audit services and permitted non-audit services performed or proposed to be undertaken by the auditors and meets quarterly with representatives of management and the Company’s independent auditors to review financial statements prior to release of quarterly financial results. The Board has adopted a written charter for the Audit Committee which was filed as Appendix A to the Company’s Definitive Proxy Statement filed with the S.E.C. on January 28, 2003, and which also may be accessed and reviewed through the Company’s website: http://www.indevus.com.

COMPENSATION

The Compensation Committee consists of Mr. Sharrock, the Chairman of the Committee, Mr. Gray and Dr. Morville. The Compensation Committee met two times during fiscal 2004. The Board has determined that the members of the Compensation Committee are “independent” as defined by the current listing standards of the Nasdaq.

The Compensation Committee reviews and determines the compensation of all executive officers of the Company. The Compensation Committee’s other primary duties and responsibilities are to: (1) review general policy matters relating to compensation and benefits of employees of the Company; (2) administer the Company’s stock option and other employee compensation plans; and (3) consult with management on matters concerning compensation and make recommendations to the Board of Directors on compensation matters where approval of the Board of Directors is required. The Board has adopted a written charter for the Compensation Committee which may be accessed and reviewed through the Company’s website: http://www.indevus.com.

NOMINATING AND GOVERNANCE

The Nominating and Governance Committee consists of Ms. Morley, the Chairperson of the Committee, Dr. Morville and Mr. Hanson. The Board has determined that the members of the Nominating and Governance Committee are “independent” as defined by the current listing standards of the Nasdaq. The Nominating and Governance Committee met two times during the period from its establishment on January 26, 2004 and the end of fiscal 2004.

The Nominating and Governance Committee develops and maintains criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company, recommends director nominees to the Board, and as appropriate, to the stockholders of the Company. The Nominating and Governance Committee’s other primary duties and responsibilities are to: (1) review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval; (2) study and review with the Board the overall effectiveness of the Board and its committees and establish director orientation guidelines; (3) review and recommend to the Board from time to time the creation of new Board committees, the directors to be selected for membership on the Board committees, and the responsibilities, organization and membership of existing Board committees; (4) review and report to the Board on management succession planning; (5) oversee jointly with the Compensation Committee the annual Chief Executive Officer evaluation process and report the results of the evaluation to the Board and its Compensation Committee; and (6) review with management any proposed major organizational changes to the Company. The Board has adopted a revised written charter for the Nominating and Governance Committee which is attached hereto as Appendix D and may be accessed and reviewed through the Company’s website: http://www.indevus.com.

The Nominating and Governance Committee and the Board will consider director candidates recommended by stockholders. The Nominating and Governance Committee and the Board do not have a written policy for how they will consider such recommendations due to the limited number of such recommendations to date, the need to evaluate such recommendations on a case-by-case basis, and the expectation that recommendations from stockholders probably would be considered generally in the same manner as recommendations by a director or an officer of the Company.

The Nominating and Governance Committee and the Board have not established minimum qualifications that must be met by a board-recommended nominee. However, the directors do:

•	consider whether a current board member wishes to be re-elected;

•	determine if a new nominee is needed and the skills and experience desired in a new director, such as marketing or sales experience, financial expertise, business experience, technological knowledge, business development expertise or community involvement;

•	identify potential nominees who have such skills and experience;

•	determine whether the potential nominees are stockholders of the Company;

•	develop a consensus of the directors with respect to which potential nominee would be best suited for the position;

•	investigate the potential nominee’s background and develop personal knowledge about the candidate; and

•	determine whether the candidate is interested.

A stockholder who wishes to make a nomination for consideration by the Nominating and Governance Committee must submit a written nomination to the Company. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares and Preferred Shares owned either beneficially or of record by each such nominee and the length of time such Shares and Preferred Shares have been so owned. Written nominations received by September 30 will be considered for the next annual meeting of stockholders held thereafter, while nominations received after such date will be considered for the annual meeting following the next annual meeting held thereafter unless the Board, in its sole discretion, decides otherwise.

The Company entered into a one-year consulting agreement, effective as of December 7, 2004, with Lee J. Schroeder, a former director of the Company who resigned effective December 31, 2004. Under this agreement Mr. Schroeder will assist in identifying potential candidates for the Nominating and Governance Committee to consider for recommendation as nominees to the Company’s Board of Directors.

The Nominating and Governance Committee recommended the nomination, and the Board approved the election, of Michael E. Hanson to the Board of Directors and the inclusion of Mr. Hanson on the Company’s proxy card. Mr. Hanson was recommended to the Nominating and Governance Committee and the Board by Mr. Schroeder, who did not receive compensation for this recommendation.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Indevus Pharmaceuticals, Inc. at One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02421-7966. Any such communication must state the number of Shares and Preferred Shares beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

DIRECTOR COMPENSATION

During each of fiscal 2003 and 2004, as part of an overall review of our executive officer and director compensation, the Compensation Committee retained an independent compensation consultant to review whether our non-employee director compensation practices were competitive with those of other biotechnology, pharmaceutical, and comparable peer companies. Based on the consultant’s analyses and recommendations, the Compensation Committee recommended and the Board approved certain increases in the total value of the compensation package in order to remain competitive with our peer companies. Therefore, the discussion below reflects the changes in our non-employee director compensation policies that were approved by the Compensation Committee and the Board in April 2003 and March 2004.

Cash Compensation

With regard to each meeting of the Board of Directors, non-employee directors of the Company receive a fee of $2,000 per in-person meeting attended and meetings conducted telephonically which last more than thirty minutes. Each non-employee director is reimbursed for expenses actually incurred in attending Board meetings. In addition, each non-employee director of the Company, other than the Presiding Director, receives an annual retainer fee of $15,000 payable on October 1 of each year. The Presiding Director is entitled to receive an annual retainer fee of $30,000. Ms. Morley is currently the Presiding Director. We do not compensate Directors who are also our employees for their service as Directors.

With regard to each meeting of a Committee of the Board of Directors members of such Committees receive a fee of $1,000 per in-person meeting attended and meetings conducted telephonically which last more than thirty minutes. In addition, the Chairman of the Audit Committee receives an annual retainer of $10,000 and the Chairman of each of the Compensation Committee and the Nominating and Governance Committee receives an annual retainer of $5,000. Committee fees are paid in addition to Board meeting fees even if Committee meetings occur on the same day as a Board Meeting. Each non-employee director is reimbursed for expenses actually incurred in attending Committee meetings.

In September 2004, the Board of Directors approved a program under the 2004 Equity Incentive Plan to allow directors to elect to defer the annual retainers payable to Board members and Committee Chairman, into deferred stock units.

Options

On the date following each annual meeting of the stockholders, each director of the Company (except Dr. Cooper) is entitled to receive automatic grants of options to purchase 15,000 Shares under the Company’s benefit plans, which options will be exercisable at a price equal to the fair market value of Shares as determined on the date of grant. During fiscal 2004 each director (except Dr. Cooper) received an option to purchase 15,000 Shares as an automatic grant, under the Company’s 2004 Equity Incentive Plan (the “2004 Plan”). Such options are exercisable as follows: 25% of the option shares vest on March 10, 2005 and the balance of the option shares vest in twelve equal installments over the following successive twelve three-month periods commencing on June 10, 2005. In addition, upon becoming a director, each new director of the Company is entitled to receive a one time initial grant of an option to purchase 50,000 Shares exercisable at a price equal to the fair market value of the Company’s Common Stock as determined on the date of grant. We did not make any initial option grants in fiscal 2004.

In September 2004, the Board of Directors of the Company approved the extension of the expiration dates of certain options, including options held by directors, that were then scheduled to expire prior to December 31, 2005. These extensions are discussed in further detail in “The Compensation Committee Report on Executive Compensation.”

Consulting Agreements

In fiscal 2004, the Company paid or accrued to Mr. Sharrock consulting fees of $40,000 for consulting services rendered by Mr. Sharrock to the Company pursuant to a Consulting and Non-Competition Agreement with Mr. Sharrock. Effective October 1, 2004, the Company and Mr. Sharrock agreed to terminate this Consulting and Non-Competition Agreement.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and the five other executive officers of the Company whose annual compensation exceeded $100,000 for fiscal 2004 (collectively, the “named executive officers”) for services during the fiscal years ended September 30, 2004, 2003 and 2002.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards	All Other Compensation ($) (3)
Securities Underlying Options (#) (2)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)
Glenn L. Cooper, M.D. President, Chief Executive Officer and Chairman	2004 2003 2002	450,000 450,000 448,077	270,000 148,500 185,625	150,000 575,000 —	5,760 11,853 5,595

Mark S. Butler Executive Vice President, Chief Administrative Officer and General Counsel	2004 2003 2002	315,000 315,000 314,038	141,750 86,625 108,281	60,000 100,000 —	7,808 11,792 7,352

Michael W. Rogers Executive Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	315,000 315,000 314,038	141,750 86,625 108,281	60,000 100,000 —	3,572 3,563 1,667

Bobby W. Sandage, Jr., Ph.D. Executive Vice President, Research and Development, Chief Scientific Officer	2004 2003 2002	315,000 315,000 314,038	189,000 86,625 108,281	60,000 100,000 —	2,720 4,016 1,974

Noah D. Beerman (4) Executive Vice President, Chief Business Officer	2004 2003 2002	236,024 — —	114,660 — —	200,000 — —	1,421 — —

John H. Tucker (5) Executive Vice President, Chief Marketing Officer	2004 2003 2002	207,345 — —	114,660 — —	225,000 — —	1,135 — —

(1)	Amounts in this column include compensation paid or accrued in the specified fiscal year. Portions may have been paid in a subsequent fiscal year.

(2)	Consists of stock options granted by the Company. Excludes options that were granted in prior periods, the expiration dates of which were extended in September 2004. These extensions are discussed in further detail in “The Compensation Committee Report on Executive Compensation.”

(3)	Amounts in this column include the following for fiscal 2004:

(a)	disability insurance premiums, paid on behalf of the named executive officers, in the following amounts: $1,717 for Dr. Cooper, $1,202 for each of Mr. Butler, Mr. Rogers and Dr. Sandage, $901 for Mr. Beerman, and $724 for Mr. Tucker.

(b)	group term life insurance premiums, paid on behalf of the named executive officers, in the following amounts: $1,518 for Dr. Cooper, $2,865 for Mr. Butler, $660 for Mr. Rogers, $1,518 for Dr. Sandage, $520 for Mr. Beerman, and $411 for Mr. Tucker.

(c)	term life insurance premiums paid to or on behalf of the named executive officers as follows: $2,525 for Dr. Cooper, $3,741 for Mr. Butler, and $1,710 for Mr. Rogers.

(4)	On September 14, 2004, Noah D. Beerman became Executive Vice President, Chief Business Officer and a named executive officer of the Company. Mr. Beerman had been employed as the Company’s Senior Vice President, Business Development prior to this and during fiscal 2004. The Company has included Mr. Beerman’s compensation in the above table for the full fiscal year during which he became a named executive officer. Upon becoming an Executive Vice President, Mr. Beerman’s annual salary was increased to $310,000.

(5)	On September 14, 2004, John H. Tucker became Executive Vice President, Chief Marketing Officer and a named executive officer of the Company. Mr. Tucker had been employed as the Company’s Senior Vice President of Sales and Marketing prior to this and during fiscal 2004. The Company has included Mr. Tucker’s compensation in the above table for the full fiscal year during which he became a named executive officer. Upon becoming an Executive Vice President, Mr. Tucker’s annual salary was increased to $300,000.

Option Grants In Last Fiscal Year

The following table sets forth certain information with respect to each grant of stock options during fiscal 2004 to named executive officers.

Name	Individual grants
	Number of securities underlying options granted (1) (2)	Percent of total options granted to employees in fiscal year (3)	Exercise price ($/Sh)	Expiration date	Potential realizable value at assumed annual rates of stock price appreciation for option term (4)
					5% ($)	10% ($)
Glenn L. Cooper, M.D.	150,000	9.5	5.92	3/10/14	558,458	1,415,243
Mark S. Butler	60,000	3.8	5.92	3/10/14	223,383	566,097
Michael W. Rogers	60,000	3.8	5.92	3/10/14	223,383	566,097
Bobby W. Sandage, Jr., Ph.D	60,000	3.8	5.92	3/10/14	223,383	566,097
Noah D. Beerman	200,000	12.7	6.93	9/14/14	871,648	2,208,927
John H. Tucker	200,000	12.7	6.93	9/14/14	871,648	2,208,927
John H. Tucker	25,000	1.6	5.75	12/08/13	90,404	229,100

(1)	Represents options granted to the named executive officers under the 2004 Plan, at an exercise price equal to the fair market value of the Company’s Shares as determined on the date of grant. All of the options granted have a term of ten years from the date of grant. Except for the grant of 25,000 options to Mr. Tucker, the options granted become exercisable as follows: 25% of the option shares vest one year from the date of grant and the balance of the option shares vest in twelve equal installments thereafter over the following successive twelve three-month periods. The 25,000 options granted to Mr. Tucker become exercisable as follows: 25% of the option shares vest one year from the date of grant and the balance of the option shares vest in eight equal installments thereafter over the following successive twelve three-month periods.

(2)	Excludes options that were granted in prior periods, the expiration dates of which were extended in September 2004. These extensions are discussed in further detail in “The Compensation Committee Report on Executive Compensation.”

(3)	Options to purchase a total of 1,571,500 Shares were granted to officers and employees in fiscal 2004.

(4)

Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Company’s Shares over the term of the options. These numbers are calculated based on rules promulgated by the S.E.C. and do not reflect the Company’s estimate of future stock price increases. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of the Company’s Shares. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

The following table sets forth certain information with respect to each exercise of stock options during fiscal 2004 by named executive officers and the number and value of unexercised options held by each of the named executive officers as of September 30, 2004:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable ($) (1)
Glenn L. Cooper, M.D.	—	—	2,507,344/347,656	7,518,677/869,272
Mark S. Butler	135,000	367,565	1,140,414/124,586	2,973,128/296,897
Michael W. Rogers	—	—	1,350,414/124,586	4,252,653/296,897
Bobby W. Sandage, Jr., Ph.D.	10,000	44,750	1,317,914/124,586	3,644,416/296,897
Noah D. Beerman	16,099	108,708	247,650/206,251	1,071,383/ 68,693
John H. Tucker	20,833	130,955	98,958/271,876	30,571/157,225

(1)	Calculated by multiplying the number of unexercised in-the-money options outstanding at September 30, 2004 by the difference between the fair market value of the Shares at September 30, 2004, $7.09, and the option exercise price, rounded to the nearest whole dollar.

Securities Authorized for Issuance under Equity Compensation Plans

Provided below is information required by Regulation S-K, Item 201(d) relative to the Company’s equity compensation plans and arrangements as of September 30, 2004:

	Outstanding Options and Warrants			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan category	Number of securities to be issued upon exercise (a)		Weighted- average exercise price (b)
Equity compensation plans approved by security holders	12,556,624		$4.57	1,751,182
Equity compensation plans or arrangements not approved by security holders	10,000	(1)	$6.19	12,082	(2)

Total	12,566,624		$4.57	1,763,264

(1)	Includes warrants to purchase 10,000 Shares of Common Stock issued to a consultant to the Company, not pursuant to a plan or arrangement specifically approved by security holders.

(2)	Reflects the number of Shares of Common Stock issuable pursuant to the remaining number of Restricted Stock Awards issuable under our 1997 Equity Incentive Plan which are available for future issuance other than upon the exercise of an option, warrant or right.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND

CHANGE-IN-CONTROL ARRANGEMENTS

Glenn L. Cooper, M.D.

Effective October 1, 2002, the Company entered into an employment agreement (the “Cooper Agreement”) with Glenn L. Cooper, M.D. which superseded the Company’s prior employment agreement with Dr. Cooper. The Cooper Agreement provides for Dr. Cooper to continue to serve as Chief Executive Officer and President of the Company for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or Dr. Cooper within sixty (60) days prior to each anniversary date of the Cooper Agreement. The Cooper Agreement provides for an annual base salary currently equal to $477,000, subject to an annual review, plus bonuses pursuant to the Company’s Senior Executive Bonus Plan and eligibility to receive grants of stock options pursuant to the Company’s stock option plans, as may be granted from time to time by the Compensation Committee of the Board of Directors. The Company provides Dr. Cooper with a $1,000,000 life insurance policy payable to the beneficiary of his choice.

The Cooper Agreement provides that Dr. Cooper may not, during the term of the Cooper Agreement and for one year from the date of termination of employment, engage in any business competitive with the Company or its research activities, unless such termination is by Dr. Cooper for “Just Cause,” as such term is defined in the Cooper Agreement. If Dr. Cooper is terminated by the Company for reasons other than “Just Cause” or pursuant to a “Change in Control,” as such terms are defined in the Cooper Agreement, he is entitled to receive his base salary plus average bonuses for a period of twelve (12) months from the termination date of the Cooper Agreement, either in a lump sum or installments, at the discretion of the Company.

Mark S. Butler, Michael W. Rogers, Bobby W. Sandage, Jr., Ph.D., Noah Beerman and John H. Tucker

The Company has entered into employment agreements (the “Agreements”) with Mark S. Butler, Michael W. Rogers, Bobby W. Sandage, Jr., Ph.D., and letter agreements (the “Letter Agreements”) with Noah Beerman and John H. Tucker (individually an “Executive Vice President” and collectively the “Executive Vice Presidents”). The Company’s agreement with Mr. Butler, effective March 15, 1999, provides for Mr. Butler to continue to serve as the Company’s Executive Vice President, Chief Administrative Officer and General Counsel. The Company’s agreement with Mr. Rogers, effective February 23, 1999, provides for Mr. Rogers to serve as the Company’s Executive Vice President and Chief Financial Officer. The Company’s agreement with Dr. Sandage, effective March 15, 1999, provides for Dr. Sandage to continue to serve as the Company’s Executive Vice President, Research and Development and Chief Scientific Officer.

The Letter Agreements with Mr. Beerman, dated July 24, 2000, and Mr. Tucker, dated March 7, 2002, which provide for Mr. Beerman and Mr. Tucker to receive an initial annual base salary of $200,000 and $175,000 respectively, subject to annual review and for eligibility to participate in the Company’s annual bonus plan and 1995 Employee Stock Purchase Plan. Upon becoming Executive Vice Presidents, Mr. Beerman’s and Mr. Tucker’s annual salaries were increased to $310,000 and $300,000, respectively.

Each of the Agreements other than the Letter Agreements provides for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or the respective Executive Vice President within sixty (60) days prior to each anniversary date of the respective agreement. Except for the Letter Agreements, the Agreements each provided for an initial annual base salary of $265,000, subject to increase at the discretion of the Board of Directors and for eligibility to participate in the Company’s Senior Executive Bonus Plan, subject to certain restrictions. Under the Agreements other than the Letter Agreements, the Company will also reimburse the Executive Vice Presidents for the premiums for $1,000,000 additional term life insurance during the term of each of the Executive Vice President’s employment.

In the event any of the Executive Vice Presidents, other than Mr. Beerman and Mr. Tucker, terminates his respective employment with the Company for “Just Cause,” including a “Change of Control,” as such terms are defined in the respective Agreements, or if an Agreement is not renewed by the Company, the respective Executive Vice President, other than Mr. Beerman and Mr. Tucker, is entitled to receive his base salary plus pro-rated average bonuses for a period of twelve (12) months following such termination. This amount may be paid either in a lump sum or installments, at the discretion of the Company, and is subject to set-off from other employment.

In the event of certain transactions, including those which may result in a Change in Control, as defined under the Company’s 1989 Stock Option Plan, 1994 Long-Term Incentive Plan, as amended (the “1994 Plan”), the 1997 Equity Incentive Plan, the 1998 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, and the 2004 Plan, unvested installments of options to purchase Shares or restricted stock awards held by executive officers of the Company may be subject to accelerated vesting.

CODE OF ETHICS

We have adopted that certain “Code of Ethics — Senior Financial Officers including the Chief Executive Officer”, a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Corporate Controller and other finance organization employees. This code of ethics may be accessed and reviewed through the Company’s website: http://www.indevus.com. If we make any substantive amendments to such code of ethics or grant any waiver, including any implicit waiver, from a provision of such code to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Corporate Controller, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s executive officers and directors and other persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the S.E.C. initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by S.E.C. regulations to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on the Company’s review of such forms furnished to the Company, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2004.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION (1)

General

The Compensation Committee is comprised of Mr. Sharrock, the Chairman of the Committee, Mr. Gray and Dr. Morville. The Committee’s charter outlines the Committee’s composition and its duties and responsibilities. This report addresses the compensation policies for fiscal 2004 as they affected the executive officers of the Company generally and Dr. Cooper, in his capacity as Chief Executive Officer, President and Chairman of the Board.

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining qualified executive officers. Accordingly, compensation structures for the named executive officers of the Company generally include a combination of salary, bonuses and long-term compensation. The Compensation Committee considers a number of factors, which may include:

•	Providing compensation levels competitive with companies in comparable industries which are at a similar stage of development, or undergoing similar corporate events, and which are located in the Company’s geographic area;

•	Identifying appropriate performance goals for the Company and providing flexibility in compensation levels with the achievement of such goals;

•	Rewarding above average corporate performance; and

•	Recognizing and providing incentive for individual initiative and achievement.

Compensation Review

During each of fiscal 2003 and 2004, the Compensation Committee retained an independent compensation consultant specializing in compensation of officers and directors of public companies to assist in the evaluation of the Company’s overall executive officer and director compensation. The consultant reviewed equity usage, and the equity holdings of Company’s executive officers and directors, and provided recommendations relating to annual and periodic grants, expiring options, as well as an overview of equity trends and best practices. The consultant utilized proprietary data as well as data regarding comparable pharmaceutical, biotechnology and other peer companies in formulation of a competitive compensation philosophy and recommendations for the Compensation Committee. Based on such data and analyses, the Compensation Committee determined to (i) establish annual retainer fees and increase initial and annual stock option grants for directors, (ii) grant stock options to certain executive officers and directors of the Company in April 2003, and (iii) annually grant options to the Company’s executive officers on or around the time of each annual meeting, in amounts to be evaluated at that time and intended to bring such officers to levels of comparable executives at peer companies.

Base Salary

In establishing base salary for fiscal 2004, the Committee utilized the consultant’s recommendations and took into account the general economics of the marketplace, the Company’s financial position and performance and comparisons to peer companies in determining not to increase base salaries for the executive officers for fiscal 2004.

(1)	The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “1933 Act”) or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Bonuses

Bonus compensation for fiscal 2004 was made pursuant to the Senior Executive Bonus Plan for fiscal 2004 adopted by the Compensation Committee and approved by the Board. In formulating the Senior Executive Bonus Plan for fiscal 2004 for executive officers of the Company, including Dr. Cooper, the Compensation Committee established business and financial objectives to be achieved during fiscal 2004 and assigned relative weight to each objective. The Senior Executive Bonus Plan for fiscal 2004 entitled the named executive officers of the Company to a bonus equal to varying percentages of base salary contingent upon achieving these pre-determined objectives which included:

•	Achievement of certain defined clinical or regulatory product development milestones;

•	Complete a development/marketing partnership for Trospium on terms approved by the Board of Directors;

•	In-licensing or acquisition of a significant new asset;

•	The fair market value of Shares relative to specified performance indicators;

•	Maintaining certain levels of cash;

•	Out-licensing of second product to development/marketing partner on terms approved by the Board of Directors; and

•	Completion of a strategic transaction that significantly enhances long-term stockholder value.

The Committee considered the Company’s performance under these measures for fiscal 2004 and used their subjective judgment and discretion, in accordance with the parameters of the Senior Executive Bonus Plan for fiscal 2004, to make a recommendation to the Board of Directors in approving individual compensation. Under the terms of the Senior Executive Bonus Plan for fiscal 2004, the Board approved a bonus to Dr. Cooper of $270,000, Mr. Butler of $141,750, Mr. Rogers of $141,750, and Dr. Sandage of $189,000.

Long-term Incentive Compensation

Long-term incentive compensation, generally in the form of stock option grants, allows officers and other employees to share in any appreciation in the value of the Company’s Common Stock. The Compensation Committee believes that stock option grants: (1) align the employee’s interests with the interests of the stockholders by creating a direct link between compensation and stockholder return; (2) give employees a significant, long-term interest in the Company’s success; and (3) help retain talented employees in a competitive market.

The number of options granted to the executive officers are based on various subjective factors including corporate performance, responsibilities of the individual officers, their expected future contributions and the amount, vesting, expiration and price of prior grants. All grants are made at a level intended to be competitive within the biotechnology industry as well as a broader group of comparable peer companies. In fiscal 2003 and 2004, the Compensation Committee considered the Consultant’s recommendations in granting options to the Company’s executive officers including, in fiscal 2004, options to purchase 150,000 shares to Dr. Cooper and options to purchase 60,000 shares to each of Messrs. Butler, Sandage and Rogers, as well as options to purchase 200,000 shares to each of Mr. Beerman and Mr. Tucker upon being promoted to Executive Vice President.

During fiscal 2004, the Compensation Committee also considered issues relating to the significant number of in-the-money options held by executive officers and directors that were scheduled to expire shortly. In conjunction with an additional analysis conducted by the compensation consultant, the Compensation Committee evaluated the impact on the executives, the Company and our stockholders of the option exercises and the potential adverse effect of any sales, including tax-related sales, of the underlying Shares. Based on an assessment of these issues as well as various alternatives to address these issues, in September 2004, the Compensation

Committee recommended and the Board of Directors of the Company approved the extension of the expiration dates of certain options, including those held by the executive officers and directors, scheduled to expire prior to December 31, 2005 as follows: 1,220,000 held by Dr. Cooper, 31,500 held by Mr. Gray, 31,000 held by Dr. Morville, and 76,000 held by Mr. Sharrock, 670,000 held by Mr. Butler, and 720,000 held by Dr. Sandage. With respect to all of these options, the expirations dates were extended to June 10, 2009 from the initial expiration dates which included September 23, 2004, February 3, 2005, March 22, 2005, May 5, 2005, May 24, 2005, and July 21, 2005. The S.E.C. has considered the extension of the expiration date of an option to be the cancellation of the old option and the granting of a new option for reporting purposes.

Glenn L. Cooper, M.D.

The compensation received during fiscal 2004 by Dr. Cooper was determined substantially in accordance with the policies described above relating to all executive officers. In addition, in adopting the Senior Executive Bonus Plan for fiscal 2004 and establishing the percentage of salary used in calculating the bonus payment to Dr. Cooper, and recommending approval of such bonus, members of the Compensation Committee also considered a subjective evaluation of Dr. Cooper’s performance and ability to influence the Company’s near and long-term growth. The Compensation Committee considered the consultant’s analyses and recommendations in granting Dr. Cooper options to purchase 150,000 shares of Common Stock in fiscal 2004. During fiscal 2004, the Compensation Committee and the Nominating and Governance Committee agreed to act jointly for fiscal years commencing in fiscal 2005 in connection with the evaluation of the Chief Executive Officer’s bonus payment under the Chief Executive Officer Bonus Plan for fiscal 2005. The decision making process with respect to the Chief Executive Officer’s compensation is conducted without the Chief Executive Officer present.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the ability of the Company to deduct for tax purposes compensation over $1,000,000 to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Company’s stockholders. No such limitation on deductibility was applicable to fiscal 2004.

David B. Sharrock, Chairman

Harry J. Gray

Malcolm Morville, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2004, the members of the Compensation Committee were: Mr. Gray, Dr. Morville and Mr. Sharrock. In fiscal 2003, none of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries. In fiscal 2004, the Company paid or accrued to Mr. Sharrock consulting fees of $40,000 for consulting services rendered by Mr. Sharrock to the Company. Effective October 1, 2004, the Company and Mr. Sharrock agreed to terminate the Consulting and Non-Competition Agreement relating to the above fees.

AUDIT COMMITTEE REPORT (2)

The Audit Committee consists of Mr. McCluski, the Chairman of the Committee, Ms. Morley and Mr. Hanson. Mr. McCluski and Ms. Morley are the Audit Committee financial experts. Each of the members of the Audit Committee is “independent” pursuant to the Sarbanes-Oxley Act of 2002 and Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards. The Audit Committee operates in accordance with its written charter which was adopted by the Board of Directors on December 17, 2002. The Audit Committee met five times during fiscal 2004.

Independent Registered Public Accounting Firm

The Audit Committee assists the Board by overseeing the performance of the independent registered public accounting firm and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent registered public accounting firm and their compensation; (3) review and appraise the audit efforts of the Company’s independent registered public accounting firm; and (4) provide an open avenue of communication among the independent registered public accounting firm, the Company’s financial and senior management and the Board of Directors.

In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the independent registered public accounting firm, PricewaterhouseCoopers LLP, a written statement relating to such accounting firm’s independence from the Company, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the accounting firm’s independence.

The Audit Committee discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2004 with management. The Audit Committee has discussed with its independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2004, for filing with the S.E.C. The Audit Committee also recommended the reappointment, subject to stockholder approval, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, and the Board concurred in such recommendation.

Stephen C. McCluski, Chairman
Cheryl P. Morley
Lee J. Schroeder

(2)	The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP was the Company’s independent registered public accounting firm for fiscal 2004 and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

INDEPENDENT PUBLIC ACCOUNTANTS’ FEES

During the last two fiscal years, PricewaterhouseCoopers LLP billed the Company the following fees for its services:

	Fiscal year ended September 30, 2003	Fiscal year ended September 30, 2004
Audit Fees (a)	$165,000	$169,000
Audit-Related Fees (b)	15,000	26,000
Tax Fees (c)	72,000	80,000
All Other Fees	—	—

Total	$252,000	$275,000

(a)	Includes fees for professional services provided in connection with the annual audit of the Company’s financial statements, quarterly reviews of the Company’s financial statements, consents required to complete the year-end audits of the financial statements and S.E.C. filings.
(b)	Includes fees for accounting consultations.
(c)	Includes fees for tax consulting, compliance, planning and advice.

The Audit Committee of the Board of Directors has considered whether the provision of the above services other than audit services by of PricewaterhouseCoopers LLP is compatible with maintaining such public accounting firm’s independence and the Audit Committee has satisfied itself as to the public accounting firm’s independence. See also “Report of Audit Committee.”

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND

PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Consistent with policies of the S.E.C. regarding auditor independence and the Audit Committee charter, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided or proposed to be taken by the independent registered public accounting firm, except where such services are determined to be de minimis. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the public accounting firm’s independence; whether the independent registered public accounting firm is likely to provide the most effective and efficient service based upon their familiarity with the Company; and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

All of the audit, audit-related, tax and other services provided by PricewaterhouseCoopers LLP in fiscal 2004 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on Shares with the cumulative total stockholder return of (i) the Nasdaq Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

*	Assumes $100 invested on September 30, 1999 and assumes dividends reinvested, although dividends have never been declared on the Company’s Common Stock. Measurement points are at the last trading day of the fiscal years ended September 30, 1999, 2000, 2001, 2002, 2003 and 2004. The material in this chart is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing. A list of the companies included in the Peer Group will be furnished by the Company to any stockholder upon written request to the Chief Financial Officer.

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. Each of the nominees is currently a director of the Company. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

The following sets forth certain information relating to the seven nominees for election to the Board of Directors.

Glenn L. Cooper, M.D. (52) has been President, Chief Executive Officer and a director of the Company since May 1993 and Chairman since January 2000. Dr. Cooper was also President and Chief Executive Officer of Progenitor, Inc., a former subsidiary of the Company, from September 1992 to June 1994. Prior to joining Progenitor, Dr. Cooper was Executive Vice President and Chief Operating Officer of Sphinx Pharmaceuticals Corporation from August 1990. Dr. Cooper had been associated with Eli Lilly since 1985, most recently from June 1987 to July 1990 as Director, Clinical Research, Europe, of Lilly Research Center Limited; from October 1986 to May 1987 as International Medical Advisor, International Research Coordination of Lilly Research Laboratories; and from June 1985 to September 1986 as Medical Advisor, Regulatory Affairs, Chemotherapy Division at Lilly Research Laboratories. Dr. Cooper received his M.D. from Tufts University School of Medicine, performed his postdoctoral training in Internal Medicine and Infectious Diseases at the New England Deaconess Hospital and Massachusetts General Hospital and received his B.A. from Harvard College.

Harry J. Gray (85) has been a director of the Company since May 1993. Mr. Gray was associated with United Technologies Corp. for 17 years and was its President from 1971 until 1972 when he became its Chairman and Chief Executive Officer until his retirement in 1986. Mr. Gray is currently Chairman and Chief Executive Officer of Harry Gray Associates of Florida, a private investment firm, Chairman of Mott Corporation and Chairman of SourceOne Worldwide, Inc., formerly known as Worldwide Fulfillment and Distribution, Inc.

Michael E. Hanson (57) has been a director of the Company since December 2004. Mr. Hanson is a founding partner of Barnard Life Sciences, a health care consulting company founded in 2001. Since 2002, Mr. Hanson has been a member of the board of directors, compensation and audit committees of GlycoGenesis, an oncology-focused company. From 1998-2001, he was a member board of directors, compensation and audit committees of MGI Pharma, Inc. Between 1973 and 1997 he was employed in various positions by Eli Lilly and Co., including President of the Internal Medicine Business Unit: Oncology and Cardiovascular Products and a member of the Operations Committee from 1994-1997. Mr. Hanson also serves on the Board of Directors of Z-92 Pharma and Theron Technologies, Inc. Mr. Hanson received his B.S. in Pharmacy from North Dakota State University in 1970 and his M.S. in Hospital Pharmacy Administration from the University of Minnesota in 1973. He also attended the Babson Consortium at Babson College in 1984 and the Advanced Management Program at Harvard Business School in 1989.

Stephen C. McCluski (52) has been a director of the Company since June 2003. Since 1995, Mr. McCluski has been Senior Vice President and Chief Financial Officer of Bausch and Lomb Incorporated, a manufacturer of health care products for the eye. During 1994, he was corporate controller of Bausch and Lomb and, in 1993, he was President of Outlook Eyewear, a wholly-owned subsidiary of Bausch and Lomb. Mr. McCluski has also served on the Board of Directors of both Charles River Laboratories and Control Delivery Systems. Mr. McCluski received his B.S. in Accounting from Ithaca College in 1974.

Cheryl P. Morley (50) has been a director of the Company since June 2003. Ms. Morley has been Senior Vice President for Corporate Strategy at Monsanto Company since June 2003, and prior to that served as president of the Animal Agricultural Group at Monsanto Company since 1997. She previously led the marketing and business development efforts for Monsanto’s NutraSweet product and prior to that held a number of positions that involve strategic planning, commercial development and financial analysis at G.D. Searle and Nabisco Brands. Ms. Morley was formerly a Certified Public Accountant with Ernst & Young. She holds a B.S.B.A from the University of Arizona.

Malcolm Morville, Ph.D. (59) has been a director of the Company since February 1993. Dr. Morville has been President and Chief Executive Officer and a director of Ariston Pharmaceuticals, Inc., formerly VitaMed, Inc., a biotechnology company, since December 2003. Dr. Morville has also been a director of Phytera, Inc., a biotechnology company, since March 1993. From March 1993 until February 2004, Dr. Morville was President and Chief Executive Officer of Phytera, Inc. From June 1988 through January 1993, Dr. Morville held various positions with ImmuLogic Pharmaceutical Corporation, including Senior Vice President, Allergic Diseases Strategic Business Unit and Senior Vice President, Development and Preclinical Research. From 1970 to June 1988, Dr. Morville held various positions with Pfizer Central Research, including Director, Immunology and Infectious Diseases and Assistant Director, Metabolic Diseases and General Pharmacology. Dr. Morville received his Ph.D. and his B.Sc. in Biochemistry at the University of Manchester Institute of Science and Technology (U.K.).

David B. Sharrock (68) has been a director of the Company since February 1995. Mr. Sharrock was associated with Marion Merrell Dow Inc. and its predecessor companies for over thirty-five years until his retirement in December 1993. Most recently, since December 1989, he served as Executive Vice President and Chief Operating Officer and a director, and in 1988, he was named President and Chief Operating Officer of Merrell Dow Pharmaceuticals, Inc. Mr. Sharrock has been a consultant to us since February 1994 and is also a director of Incara Pharmaceuticals Corp., Praecis Pharmaceuticals, Inc., MGI Pharma, Inc. and Cincinnati Bell, Inc., formerly known as Broadwing, Inc.

The affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors.

MANAGEMENT RECOMMENDS THAT THE PERSONS NAMED ABOVE BE ELECTED AS DIRECTORS OF THE COMPANY AND IT IS INTENDED THAT THE ACCOMPANYING PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE SEVEN PERSONS NAMED ABOVE, UNLESS THE PROXY CONTAINS CONTRARY INSTRUCTIONS.

PROPOSAL NUMBER 2:

APPROVAL OF THE AMENDMENT

TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

On January 18, 2005, the Board of Directors of the Company adopted and recommended that stockholders approve a proposed amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of Shares from 80,000,000 to 120,000,000. The proposed increase in the authorized number of Shares has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued Shares is available for general corporate needs. A form of Certificate of Amendment to the Restated Certificate is included in Appendix A attached hereto.

As of January 21, 2005, in addition to the 46,962,061 Shares outstanding, excluding 863,835 Shares of stock held in the Company’s treasury, the Company had reserved (i) 10,817,308 Shares of our common stock for issuance upon conversion of the $72,000,000 Convertible Senior Notes issued in July 2003, which are due in July 2008; (ii) 10,732,627 Shares issuable upon exercise of outstanding options; (iii) 622,222 Shares issuable upon conversion of the preferred stock owned by Wyeth, subject to anti-dilution provisions; (iv) 1,763,264 Shares reserved for grant and issuance under our stock option, stock purchase and equity incentive plans; and (v) 10,000 Shares issuable upon conversion of an outstanding warrant which is subject to anti-dilution provisions that provide for the adjustment to the exercise conversion price and number of Shares for the warrant holder under certain circumstances, leaving approximately 9,092,518 additional Shares available for issuance. If the amendment to the Certificate is approved, there will be 49,092,518 authorized Shares available for issuance, on such terms and conditions as may be determined by the Board of Directors.

While the Company has no specific plans, arrangements or agreements to issue shares other than those described above, the Board of Directors of the Company believes it is advisable and in the best interest of the Company to have available authorized but unissued shares in an amount adequate to provide for the future needs of the Company. The additional authorized shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, or for other proper corporate purposes. These corporate purposes might include acquisitions of assets, technology rights or securities of other corporations, stock dividends, stock splits, employee stock options, convertible debt financings, the obtaining of capital funds through public and private offerings of shares or of securities convertible into technologies or other assets, or to compensate employees or retain consultants. The issuance of any additional shares will be on terms deemed to be, at the time of such issuances, in the best interests of the Company and its stockholders. If such additional authorized shares are subsequently issued to other than existing stockholders, the percentage interest of existing stockholders in the Company will be reduced. Holders of shares have no pre-emptive rights with respect to future issuances of shares.

The Board of Directors is not aware of any attempt to gain control of the Company nor is it recommending this amendment to increase the number of authorized shares in response to any specific effort to obtain control of the Company. The proposed amendment to increase the number of authorized shares is neither designed nor intended to be an anti-takeover measure; however the authorized but unissued shares could be used by incumbent management to make a change in control of the Company more difficult and time-consuming. Under certain circumstances, such unissued shares could be used to create obstacles or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company with a view to instituting a merger, sale of all or part of the Company’s assets, or other similar transaction which may not be in the best interest of the stockholders.

It is expected that the proposed amendment, if approved by the stockholders, will be made effective on or about March 9, 2005 by the filing and recording of an appropriate Certificate of Amendment as required under Delaware law.

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval of the Charter Amendment. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NUMBER 3:

AMENDMENT OF THE COMPANY’S 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

General

On February 3, 1995, the Board of Directors adopted the Company’s 1995 Employee Stock Purchase Plan which was subsequently approved by stockholders on March 22, 1995 (the “1995 Plan”). A total of 100,000 Shares were reserved for issuance under the 1995 Plan. On December 2, 1999, the Board of Directors authorized, subject to stockholder approval, an amendment of the 1995 Plan for the sole purpose of increasing the number of Shares reserved for issuance thereunder from 100,000 Shares to 250,000 Shares. That amendment was approved by the Company’s stockholders on March 8, 2000. On June 6, 2001, the Board of Directors amended the 1995 Plan to increase the number of Shares that may be purchased by any participant during any offering period under the 1995 Plan from 3,000 Shares to 10,000 Shares. On December 17, 2002, the Board of Directors authorized, subject to stockholder approval, an amendment of the 1995 Plan for the sole purpose of increasing the number of Shares reserved for issuance thereunder from 250,000 Shares to 500,000 Shares. That amendment was approved by the Company’s stockholders on March 11, 2003. No other provisions of the 1995 Plan have been amended and all other provisions remain in full force and effect.

Effective January 18, 2005, the Board of Directors authorized, subject to stockholder approval, an amendment of the 1995 Plan for the sole purpose of increasing the number of Shares reserved for issuance thereunder from 500,000 Shares to 800,000 Shares (the “Amendment”). No other provision of the 1995 Plan was amended and all other provisions remain in full force and effect. The Company believes that the Amendment of the 1995 Plan will benefit the Company because providing employees of the Company with an opportunity to purchase additional Shares should prove helpful in attracting, retaining, and motivating valued employees. Further, the increase in shares evidenced by the Amendment is especially necessary due to the increased number in employees who will be eligible to participate in the 1995 Plan, including the Company’s specialty sales force of approximately 93 employees. Through January 21, 2005, 373,650 Shares have been purchased under the 1995 Plan. Shares to be purchased pursuant to the Amendment to the 1995 Plan are not determinable.

The characteristics of the 1995 Plan are discussed below, and a copy of the 1995 Plan, as previously amended, and the Amendment are attached hereto as Appendices B and C, respectively.

General Information

The 1995 Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, (the “Code”). Currently, there are 500,000 Shares reserved for issuance under the 1995 Plan. If the Amendment is approved by stockholders, a total of 800,000 Shares will be reserved for issuance under the 1995 Plan. The purpose of the 1995 Plan is to attract, retain and motivate employees of the Company by permitting them to participate in the ownership of the Company.

Administration of the Plan

The 1995 Plan is administered by the Board of Directors or a committee of the Board. Generally, each offering of Common Stock under the Plan (an “Offering”) is for a period of 12 months. Offerings under the Plan commence on April 1 of each year and end on March 31. The first day of an Offering is the “Offering Date” for such Offering. The Board may adjust the Offering Dates and periods, subject to certain limitations. The first Offering under the 1995 Plan began on April 1, 1995, and the 1995 Plan will continue until terminated by the Board of Directors or until all of the Shares reserved for issuance under the 1995 Plan have been issued.

Eligibility

Participation in the 1995 Plan is limited to eligible employees of the Company and any parent or subsidiary corporation of the Company designated by the Board of Directors for inclusion in the 1995 Plan (individually, a “Participating Company”) who authorize payroll deductions. Payroll deductions may not exceed 10% of compensation. No person who owns Shares or holds options to purchase, or who as a result of participation in the 1995 Plan would own Shares or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company is entitled to participate in the 1995 Plan. In addition, employees (1) who customarily work fewer than 20 hours per week or (2) who customarily work not more than five months in any calendar year are not eligible to participate. Once an employee becomes a participant in the 1995 Plan (a “Participant”), the employee will automatically participate in each successive Offering until such time as the employee either ceases to be an eligible employee, withdraws from the 1995 Plan or terminates employment.

Generally each 12-month Offering will have two six-month “Purchase Periods”. The Purchase Period beginning on April 1 will end on the following September 30 and the Purchase Period beginning on October 1 will end on the following March 31.

Purchase of and Payment for Securities Offered

On the last day of each Purchase Period (the “Purchase Date”), Shares are purchased based on accumulated payroll deductions. The purchase price per share at which the Shares are sold under the 1995 Plan generally will be 85% of the lesser of the fair market value of the Shares on the first day of the Offering or the Purchase Date. The 1995 Plan provides that if the fair market value of the Shares on a Purchase Date other than the final Purchase Date of an Offering is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant, unless such Participant otherwise elects in accordance with the 1995 Plan, shall automatically be withdrawn from such Offering at the end of such Purchase Date and be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period.

The number of Shares a Participant purchases in each Offering is determined by dividing the total amount of payroll deductions withheld from the Participant’s compensation by the purchase price. Subject to certain limitations, during an Offering each Participant has a “Purchase Right” consisting of the right to purchase the lesser of (i) the whole number of Shares determined by dividing $50,000 by the fair market value of a Share on the first day of the Offering and (ii) 10,000 Shares. However, Participants may not purchase Shares under the 1995 Plan or any other employee stock purchase plan under Section 423 of the Code having a fair market value exceeding $25,000 (as determined for purposes of the Code as of the Offering Date for each Offering) in any calendar year in which such Participant’s Purchase Right with respect to such Offering remains outstanding. Any cash balance remaining in the Participant’s account is refunded to the Participant as soon as practicable after the Purchase Date. If the refund is less than the amount necessary to purchase a whole Share, the Company may maintain the cash in the Participant’s account and apply it toward the purchase of Shares in the subsequent Purchase Period or Offering.

A Participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. In effect therefore, a Participant is given an option which he or she may or may not exercise at the end of a Purchase Period. However, once a Participant withdraws from an Offering, that Participant may not again participate in the same Offering.

In the event of a Transfer of Control of the Company (as defined in the 1995 Plan), the Board of Directors may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof (the “Acquiring Corporation”) to assume the Company’s rights and obligations under the 1995 Plan. Purchase Rights which are neither assumed by the Acquiring Corporation nor exercised as of the Transfer of Control terminate as of the date of the Transfer of Control.

The Board may amend or terminate the 1995 Plan but may not affect Purchase Rights previously granted under the 1995 Plan or adversely affect the right of any Participant except as permitted by the 1995 Plan, as necessary to qualify the 1995 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws. The stockholders must approve any amendment changing the number of Shares reserved under the 1995 Plan or changing the definition of the employees (or class of employees) eligible for participation in the 1995 Plan or the definition of a corporation that may be designated by the Board as a Participating Company within 12 months of the adoption of such amendment. In addition, the stockholders must approve an amendment to the 1995 Plan if stockholder approval is necessary in order to comply with Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934 (“Exchange Act”).

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1995 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. This summary assumes that the exercise of a Purchase Right under the 1995 Plan constitutes an exercise pursuant to an “employee stock purchase plan” under Section 423 of the Code.

Purchase Rights.

Generally, there are no tax consequences to an employee of either becoming a Participant in the 1995 Plan or purchasing Shares under the 1995 Plan. The tax consequences of a disposition of Shares vary depending on the period such stock is held before its disposition. If a Participant disposes of Shares within two years of the Offering Date or within one year after the Purchase Date on which the Shares are acquired (a “disqualifying disposition”), the Participant recognizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares on the Purchase Date (determined without regard to securities law restrictions) over the purchase price. Any additional gain or resulting loss recognized by the Participant from the disposition of the Shares is a capital gain or loss.

If the Participant disposes of Shares more than two years after the Offering Date or more than one year after the Purchase Date on which the Shares are acquired, or dies while holding Shares (whether or not within such periods) the Participant recognizes ordinary income in the year of disposition or death in an amount equal to the lesser of (1) the excess of the fair market value of the Shares on the date of disposition or death over the purchase price or (2) the excess of the fair market value of the Shares on the Offering Date over the purchase price. For this purpose, if the purchase price cannot be determined at the date of the option grant, then the purchase price is determined as though the option were exercised when granted. Any additional gain recognized by the Participant on the disposition of the Shares is a capital gain. If the fair market value of the Shares on the date of disposition is less than the purchase price (as so determined), there is no ordinary income and the loss recognized is a capital loss.

If the Participant disposes of the Shares in a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the Participant as a result, subject to the Section 162(m) Deduction Limit discussed below. In all other cases, no deduction is allowed the Company.

Section 162(m) Deduction Limit.    Under Section 162(m) of the Code, the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly-held corporation (the “Covered Employees “) is limited to no more than $1 million per year for fiscal years beginning on or after January 1, 1994 (the “Deduction Limit”). Income to a Covered Employee resulting from the disqualifying disposition of Shares acquired upon exercise of Purchase Rights under the 1995 Plan is subject to the Deduction Limit.

Adjustments Upon Changes in Capitalization and Other Events

In the event of changes in the Common Stock of the Company due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in the Company’s capitalization, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale or other reorganization, appropriate adjustments shall be made by the Company in the securities subject to purchase under a Purchase Right, the 1995 Plan’s Share reserve, the number of Shares subject to a Purchase Right, and in the purchase price per Share.

Restrictions on Resale of Stock

Employees who are executive officers or directors of the Company are subject to the reporting and “short swing” profits liability provisions of Section 16 of the Exchange Act. Such provisions may restrict resale of the Common Stock purchased under the 1995 Plan. In addition, shares so received by a person deemed an “affiliate” of the Company under the Securities Act must be registered for resale by such person unless such resale complies with the provisions of Rule 144 under the Securities Act. Rule 405 under the Securities Act defines “affiliate” as “a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with” the Company. The foregoing is not intended to be a complete statement of applicable law and employees should rely on their own legal counsel.

Other Information

Sections 401(a) and 401(k) of the Code and the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) are not applicable to the 1995 Plan.

Post Amendment 1995 Plan Benefits

The number of Shares to be purchased during the Company’s fiscal year ending September 30, 2005 under the 1995 Plan after giving effect to the Amendment cannot presently be determined. Below is a table listing the number of Shares purchased under the 1995 Plan during the fiscal year ended September 30, 2004.

1995 PLAN BENEFITS TABLE

Name and Position	Value(1)	Number of Shares
Glenn L. Cooper, M.D., President, Chief Executive Officer and Chairman	$—	—

Mark S. Butler, Executive Vice President, Chief Administrative Officer and General Counsel	$6,460	944

Michael Rogers, Executive Vice President, Chief Financial Officer and Treasurer	$—	—

Bobby W. Sandage, Jr. Ph.D., Executive Vice President, Research and Development and Chief Scientific Officer	$10,950	1,711

Noah D. Beerman, Executive Vice President and Chief Business Officer	$45,772	6,904

John H. Tucker, Executive Vice President and Chief Marketing Officer	$43,152	6,636

Executive Officers as a Group	$106,334	16,195

Non-Executive Officers and Employees as a Group	$456,105	69,763

(1)	Value is determined using the closing price of the Company’s Common stock on the Purchase Date as defined in the 1995 Plan.

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval of the 1995 Plan Amendment. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NUMBER 4:

APPROVAL AND RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, after recommendation of the Audit Committee, and management of the Company recommend a vote for the approval and ratification of the appointment of PricewaterhouseCoopers LLP, Certified Public Accountants, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2005. PricewaterhouseCoopers LLP has been the Company’s Independent Registered Public Accounting Firm for the past fiscal year and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval and ratification of the appointment of independent auditors. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION THEREOF.

GENERAL

The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to stockholders at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect, but reserves the right, to pay compensation for the solicitation of proxies.

The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2004 (as filed with the S.E.C.) including the financial statements thereto. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during regular business hours at the Company’s offices during the ten days prior to the Annual Meeting as well as at the Annual Meeting. All such requests should be directed to Executive Vice President, Finance, Indevus Pharmaceuticals, Inc., One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02421-7966.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending September 30, 2005 is expected to be held in March 2006. Stockholders who seek to present proposals at the Company’s next Annual Meeting of Stockholders must submit their proposals to the Company on or before September 30, 2005.

In the event the Company receives notice of a stockholder proposal to take action at next year’s Annual Meeting of Stockholders that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s main office prior to the date of the next Annual Meeting of Stockholders.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.

President, Chief Executive

Officer and Chairman

Dated: January 28, 2005

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF

INDEVUS PHARMACEUTICALS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

The undersigned, being the President of Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

FIRST:	The name of the Corporation is Indevus Pharmaceuticals, Inc.

SECOND:	The Corporation hereby amends its Restated Certificate of Incorporation, as amended (the “Restated Certificate”) as follows:

Paragraph (A)(1) of Article FOURTH of the Restated Certificate related to the authorized capital stock of the Corporation, is hereby deleted in its entirety and amended to read as follows:

“The aggregate number of shares which the Corporation shall have the authority to issue is one hundred twenty five million (125,000,000), of which five million (5,000,000) shares of the par value of $.001 per share shall be designated “Preferred Stock” and one hundred twenty million (120,000,000) shares of the par value of $.001 per share shall be designated “Common Stock”.”

THIRD:	This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Restated Certificate to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary, as of the 9th day of March, 2005.

INDEVUS PHARMACEUTICALS, INC.

By:
Glenn L. Cooper, President
Chief Executive Officer and
Chairman of the Board

ATTEST:

Jill M. Cohen, Secretary

A-1

APPENDIX B

1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

INTERNEURON PHARMACEUTICALS, INC., now known as INDEVUS PHARMACEUTICALS, INC.

1.    Purpose.    The Interneuron Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan (the “Plan”) is established to provide eligible employees of Interneuron Pharmaceuticals Inc., a Delaware corporation, and any successor corporation thereto (collectively, “Interneuron”), and any current or future parent corporation or subsidiary corporations of Interneuron as the Board of Directors of Interneuron (the “Board”) shall from time to time designate (collectively referred to as the “Company” and individually referred to as a “Participating Company”), with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of Interneuron. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

Interneuron intends that the Plan shall qualify as an “employee stock purchase plan” under section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

An employee participating in the Plan (a “Participant”) may withdraw such Participant’s accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering (as defined below) therein at any time during a Purchase Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a “Purchase Right”) which may or may not be exercised at the end of a Purchase Period.

2.    Administration.    The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.    Share Reserve.    The maximum number of shares which may be issued under the Plan shall be Five Hundred Thousand (500,000) shares of Interneuron’s authorized but unissued common stock, $.001 par value (the “Shares”). In the event that any Purchase Right for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

4.    Eligibility.    Any employee of a Participating Company is eligible to participate in the Plan except employees who:

(a)    customarily work less than 20 hours per week;

(b)    customarily work not more than five months in any calendar year; or

(c)    as of the start of an Offering, own stock of Interneuron (or any parent or subsidiary corporations) and/or own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of Interneuron (or any parent or subsidiary corporations), possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Interneuron (or any parent or subsidiary corporations) within the meaning of section 423(b)(3) of the Code.

Notwithstanding anything herein contained to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “employee” of such Participating Company.

5.    Offering Dates.

(a)    Offering Periods.    Except as otherwise set forth below, the Plan shall be implemented by offerings (individually, an “Offering”) of approximately twelve (12) months duration (an “Offering Period”). The “Initial Offering Date” is April 1, 1995. The Initial Offering shall be of twelve (12) months duration, shall commence on the Initial Offering Date and shall end on March 31, 1996 (the “Initial Offering Period”). Subsequent Offerings shall commence on April 1 of each year and end on the March 31 occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. Eligible employees may not participate in more than one Offering at a time. The first day of an Offering Period shall be the “Offering Date” for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, Interneuron shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

(b)    Purchase Periods.    Each Offering Period, shall consist of two (2) consecutive purchase periods of six (6) months duration (individually, a “Purchase Period”). The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The Purchase Period commencing on the Initial Offering Date of April 1, 1995 shall end on September 30, 1995. Each Purchase Period commencing on October 1 shall end on the next March 31 and each Purchase Period commencing on April 1 shall end on the next September 30. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods. In the event the first and/or last day of a Purchase Period is not a business day, Interneuron shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

(c)    Governmental Approval; Stockholder Approval.    Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan’s Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

6.    Participation in the Plan.

(a)    Initial Participation.    An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company’s payroll office not later than the close of business for such payroll office on the last business day before such Offering Date (the “Subscription Date”) a subscription agreement indicating the employee’s election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company’s payroll office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

(b)    Continued Participation.    A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (i) ceases to be eligible as provided in paragraph 4, (ii) withdraws from the Plan pursuant to paragraph 11(b) or (iii) terminates employment as provided in paragraph 12. If a Participant is automatically withdrawn from an Offering at the end of a Purchase Period of such Offering pursuant to paragraph 11(d), then the Participant shall automatically participate in the next Offering Period. If a Participant automatically may participate in a subsequent Offering Period pursuant to this paragraph 6(b), then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

7.    Right to Purchase Shares.    Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase the lesser of:

(a)    that number of whole Shares arrived at by dividing Fifty Thousand Dollars ($50,000.00) by the fair market value of a share of the common stock of Interneuron on the Offering Date of such Offering Period; and

(b)    10,000 Shares.

The fair market value of Shares shall be determined in accordance with paragraph 8 below. Shares may only be purchased through a Participant’s payroll withholding pursuant to paragraph 9 below. In no event shall a Participant’s Purchase Right permit such Participant to acquire more shares in any calendar year than is permitted under Section 10(a) hereof.

8.    Purchase Price.    The purchase price at which Shares may be acquired in a given Purchase Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the “Offering Exercise Price”) shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (i) the fair market value of the Shares on the Offering Date of the Offering Period of which the Purchase Period is a part, or (ii) the fair market value of the Shares on the Purchase Date for such Purchase Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for each Purchase Period in that Offering Period shall be eighty-five percent (85%) of the lesser of (i) the fair market value of the Shares on the Offering Date of such Offering Period or (ii) the fair market value of the Shares on the given Purchase Date. The fair market value of the Shares on the applicable dates shall be the closing sales price on the Nasdaq National Market (or the average of the closing bid and asked prices if the Shares are so quoted instead) or as reported on such other national or regional securities exchange or market system if the Shares are traded on such other exchange or system instead, or as determined by the Board if the Shares are not so reported. If the relevant date does not fall on a day on which the common stock of Interneuron is quoted on the Nasdaq National Market or such other national or regional securities exchange or market, the date on which the fair market value per Share shall be established shall be the last day on which the common stock of Interneuron was so quoted to such relevant date.

9.    Payment of Purchase Price.    Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation during the Offering Period. For purposes of the Plan, a Participant’s “Compensation” with respect to an Offering (i) shall include the Participant’s base salary before deduction for any contributions to any plan maintained by a Participating Company and described in section 401(k) or section 125 of the Code, commissions, overtime and bonuses and (ii) shall not include annual awards, other incentive payments, shift premiums, long-term disability, worker’s compensation or any other payments not specifically referenced in (i). Except as set forth below, the amount of Compensation to be withheld from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.

(a)    Election to Decrease, Increase or Stop Withholding.    During an Offering Period, a Participant may elect to decrease the amount withheld, or stop withholding, from his or her Compensation by filing an amended subscription agreement with the Company on or before the “Change Notice Date.” The “Change

Notice Date” shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant may elect to increase the amount withheld from the Participant’s Compensation once during a Purchase Period.

(b)    Limitations on Payroll Withholding.    The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant’s Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll withholding effective as of a future Offering Date, as determined by the Board. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

(c)    Payroll Withholding.    Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

(d)    Participant Accounts.    Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

(e)    No Interest Paid.    Interest shall not be paid on sums withheld from a Participant’s Compensation, unless the Board elects to make such payments to all Participants on a non-discriminatory basis.

(f)    Exercise of Purchase Right.    On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant’s Purchase Right or the limitations imposed by Section 10(a) hereof. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

(g)    Return of Cash Balance.    Any cash balance remaining in the Participant’s account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant’s account and applied toward the purchase of Shares in the subsequent Purchase Period or Offering Period.

(h)    Tax Withholding.    At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares, respectively. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.

(i)    Company Established Procedures.    The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (v) the date(s) and manner by which the fair market value of the Shares is determined for purposes of administration of the Plan and/or (vi) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.

(j)    Expiration of Purchase Right.    Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

10.    Limitations on Purchase of Shares; Rights as a Stockholder.

(a)    Fair Market Value Limitation.    Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (and under all other employee stock purchase plans which are intended to meet the requirements of section 423 of the Code sponsored by the Company or a parent or subsidiary corporation of the Company) at a rate which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which such Participant’s Purchase Right with respect to such Offering Period remains outstanding under the Plan (and under all other employee stock purchase plans described in this sentence).

(b)    Pro Rata Allocation.    In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

(c)    Rights as a Stockholder and Employee.    A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant’s employment at any time.

11.    Withdrawal.

(a)    Withdrawal From an Offering.    A Participant may withdraw from an Offering by signing and delivering to the Company’s payroll office, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Shares acquired by the Participant in such Purchase Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have Shares purchased on such Purchase Date and immediately commence participation in the next Offering commencing after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time upon withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering.

(b)    Withdrawal from the Plan.    A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company’s payroll office. Withdrawals made after a Purchase Date for a Purchase Period shall not affect Shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above. The

Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.

(c)    Return of Payroll Deductions.    Upon withdrawal from an Offering or the Plan pursuant to paragraphs 11(a) or 11(b), respectively, the withdrawn Participant’s accumulated payroll deductions which have not been applied toward the purchase of Shares shall be returned as soon as practicable after the withdrawal, without the payment of any interest (unless the Board decides otherwise pursuant to paragraph 9(e) above), to the Participant, and the Participant’s interest in the Offering and/or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

(d)    Automatic Withdrawal From an Offering.    If the fair market value of the Shares on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant shall automatically (i) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period and (ii) be enrolled in the next Offering commencing subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this paragraph 11(d) by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

(e)    Participation Following Withdrawal.    An employee who is also an officer or director of the Company subject to section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who is deemed to “cease participation” in the Plan within the meaning of Rule 16b-3 promulgated under the Exchange Act as amended from time to time or any successor rule or regulation (“Rule 16b-3”) as a consequence of his or her withdrawal from an Offering pursuant to paragraph 11(a) above or withdrawal from the Plan pursuant to paragraph 11(b) above shall not again participate in the Plan for at least six months after the date of such withdrawal.

(f)    Waiver of Withdrawal Right.    The Company may, from time to time, establish a procedure pursuant to which a Participant may elect (an “Irrevocable Election”), at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in his or her Plan account as of such Purchase Date applied to purchase Shares under the Plan, and (i) to waive his or her right to withdraw from the Offering or the Plan and (ii) to waive his or her right to increase, decrease, or cease payroll deductions under the Plan from his or her Compensation during the Purchase Period ending on such Purchase Date. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to first be effective.

12.    Termination of Employment.    Termination of a Participant’s employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s right under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12 unless the Board elects otherwise pursuant to paragraph 9(e) above. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above.

13.    Transfer of Control.    A “Transfer of Control” shall be deemed to have occurred in the event any of the following occurs with respect to Interneuron.

(a)    a merger or consolidation in which Interneuron is not the surviving corporation;

(b)    a merger or consolidation in which Interneuron is the surviving corporation where the stockholders of Interneuron before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Interneuron;

(c)    the sale, exchange, or transfer of all or substantially all of Interneuron’s assets other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in section 1, above) of Interneuron;

(d)    the direct or indirect sale or exchange by the stockholders of Interneuron of all or substantially all of the stock of Interneuron where the stockholders of Interneuron before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Interneuron after such sale or exchange; or

(e)    the liquidation or dissolution of Interneuron;

In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), for the Acquiring Corporation to assume Interneuron’s rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the Acquiring Corporation.

14.    Capital Changes.    In the event of changes in the common stock of Interneuron due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in Interneuron’s capitalization, or in the event of any merger (including a merger effected for the purpose of changing Interneuron’s domicile), sale or other reorganization, appropriate adjustments shall be made by Interneuron in the securities subject to purchase under a Purchase Right, the Plan’s share reserve, the number of Shares subject to a Purchase Right, and in the purchase price per Share.

15.    Transferability.    A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Interneuron, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate, and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such Shares.

16.    Reports.    Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant’s account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s account pursuant to paragraph 9(g) above, if any. In addition, each Participant shall be provided information concerning Interneuron equivalent to that information generally made available to Interneuron’s common stockholders.

17.    Plan Term.    This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued.

18.    Restriction on Issuance of Shares.    The issuance of Shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the Shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to Interneuron, the Shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, Interneuron may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

19.    Legends.    The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal and/or state securities restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing Shares issued under the Plan. The Participant shall, at the request of Interneuron, promptly present to Interneuron any and all certificates representing Shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this subparagraph. Unless otherwise specified by Interneuron, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER THE EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE                     . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE.”

20.    Notification of Sale of Shares.    Interneuron may require the Participant to give Interneuron prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. Interneuron may require that until such time as a Participant disposes of Shares acquired upon exercise of a Purchase Right, the Participant shall hold all such Shares in the Participant’s name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. Interneuron may direct that the certificates evidencing Shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

21.    Amendment or Termination of the Plan.    The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previously granted under the Plan which would adversely affect the right of any Participant (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would change the number of Shares authorized for issuance under the Plan or would change the definition of the employees (or class of employees) eligible to participate in the Plan, including the corporations that may be designated by the Board as Participating Companies. Furthermore, the approval of the Company’s stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3 promulgated under section 16 of the Exchange Act.

The foregoing Interneuron Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on the 3rd day of February, 1995, and amended on February 21,1996, March 8, 2000, June 6, 2001, and most recently on March 11, 2003.

APPENDIX C

INDEVUS PHARMACEUTICALS, INC.

AMENDMENT NO. 4 TO 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

This Amendment No. 4 to the Indevus Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan, as amended (the “1995 Plan”) is effective as of March 9, 2005.

Pursuant to the authorization granted by the stockholders and the Board of Directors of Indevus Pharmaceuticals, Inc., the 1995 Plan is hereby amended as follows:

1.	Section 4 of the 1995 Plan is hereby amended by deleting the words “Five Hundred Thousand (500,000)” and replacing such words with “Eight Hundred Thousand (800,000)”;

2.	Each use of the term “Interneuron” is hereby replaced with “Indevus”;

3.	The last paragraph of the plan is deleted in its entirety and placed with the following:

“The foregoing Indevus Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on the 3rd day of February, 1995, and amended on February 21,1996, March 8, 2000, June 6, 2001, on March 11, 2003, and most recently on March 9, 2005.”; and

4.	Except as expressly amended hereby, the 1995 Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has duly executed this Amendment No. 4 to be effective as the date first above written.

INDEVUS PHARMACEUTICALS, INC.

By:
Name:
Title:

C-1

APPENDIX D

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Indevus Pharmaceuticals, Inc. (the “Company”) to: (1) assist the Board in the identification of individuals qualified to become Board members, recommend to the Board the director nominees for the next annual meeting of shareholders and recommend to fill any Board vacancies; (2) recommend to the Board compensation for Board directors; (3) review and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (4) lead the Board in its annual review of the Board’s performance and to oversee the annual process of evaluation of performance of executive management; (5) recommend to the Board director nominees for each committee; and (6) oversee senior management’s succession planning process.

Composition

The Committee shall consist of no fewer than three members. All members of the Committee shall meet the independence requirements of the Nasdaq Stock Market (“NASDAQ”) and its related rules and regulations.

The members of the Committee shall be appointed by the Board on the recommendation of the Committee and shall serve until their successors shall be duly appointed and qualified. Committee members may be replaced by a majority vote of the Board. The Committee will have a Chairperson who shall be designated by the Board, or if such designation is not made, shall be elected by a majority of the Committee members.

Meetings

The Committee shall meet at least twice per year and shall hold any additional meetings as may be called by the Chairperson of the Committee or the Board. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary.

The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairperson will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Committee may meet via telephone conference calls. A majority of the members of the Committee shall constitute a quorum for all purposes.

Committee Authority and Responsibilities

In addition to any functions and responsibilities required by NASDAQ or the Securities Exchange Commission, the Committee shall have the following authority and responsibility:

1.	Evaluate the current composition, organization, performance and governance of the Board of Directors and its committees, determine future requirements and make recommendations to the Board for approval.

2.	Develop and maintain criteria for Board member skills and attributes and procedures for the identification and recruitment of candidates for election to serve as directors of the Company. The Committee shall identify and recommend to the Board individuals qualified to become Board members, including consideration of the performance of incumbent directors in determining whether to nominate them for re-election. The Committee shall also recommend director nominees for the next annual meeting of shareholders to the Board and, as appropriate, to the shareholders of the company. The Committee shall also recommend to the Board director nominees where a vacancy is created due to death, resignation, retirement or removal of a Director, or any other such reason. The Committee shall have the sole authority to retain and terminate a search firm, if needed, to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

D-1

3.	Review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

4.	Study, assess and review with the Board the overall performance of the Board and effectiveness of the Board structure, processes, operations and composition and make appropriate recommendations to the Board with regard thereto on an annual basis. The review shall incorporate a review of the requisite skills and characteristics required of prospective new Board members as well as a review of the composition of the Board as a whole, including the following individual criteria relating to qualifications: independence, age, diversity, financial literacy, time, accountability, integrity, affiliations, conflicts, experience, and skills in the context of the needs of the Board.

5.	Review and recommend to the Board from time to time the directors to be selected for membership on the various Board committees, Chairs of the various committees, the periodic rotation of directors and committee Chairs, and the responsibilities, organization and membership of existing and any newly created Board committees; excluding, however, special purpose committees established by the Board.

6.	Consider and recommend changes in Board size, age limits, tenure terms, and retirement policies, number of meetings and/or Board procedures.

7.	Present an annual report to the Board on management succession planning and development. The succession planning should include policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer (“CEO”).

8.	Manage the annual CEO evaluation and report the results of the evaluation to the Board and its Compensation Committee. The Committee shall oversee any executive management evaluation process.

9.	Review from time to time Board Director compensation (including benefits), for those directors who are not also employees of the Company, for services to the Company, and make recommendations to the Board with regard thereto.

10.	Coordinate and provide input for Board agendas and meeting schedules and communicate with management to ensure materials and information provided to the Board is appropriate to enable the Board to fulfill its responsibilities.

11.	Oversee director education and new director orientation.

12.	Annually review its’ own performance as a committee.

13.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall also oversee the review of all committee charters.

14.	Form and delegate authority to subcommittees when appropriate.

15.	Obtain advice and assistance from internal or external legal, accounting or other advisors.

16.	Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board of Directors.

D-2

PROXY

INDEVUS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn L. Cooper, M.D. or Michael W. Rogers as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 9, 2005 at 10:00 a.m. and at any adjournment thereof, and to vote the shares of Common Stock (the “Shares”) the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card.

The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the Shares will be voted FOR the election of the nominees; FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation, as amended, FOR the approval of the amendment to the Company’s 1995 Stock Purchase Plan, as amended, and FOR the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

INDEVUS PHARMACEUTICALS, INC.

March 9, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS

AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors:	NOMINEES:	2. Approval of the amendment to the Company’s Restated Certificate of Incorporation, as amended.	☐	☐	☐
☐ FOR ALL NOMINEES	O Glenn L. Cooper, M.D. O Harry J. Gray O Michael E. Hansen O Stephen C. McCluski O Cheryl P. Morley O Malcolm Morville, Ph.D. O David B. Sharrock	3. Approval of the amendment to the Company’s 1995 Stock Purchase Plan, as amended.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

4.   Approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

5.   In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

			☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you with to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                                          Date:                         Signature of Stockholder                                          Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.